Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
          FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 31, 2008, among REYNOLDS AMERICAN INC., a North Carolina corporation (the “Borrower”) and various lending institutions party to the Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.
W I T N E S S E T H :
          WHEREAS, the Borrower, various lending institutions (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), are parties to a Fifth Amended and Restated Credit Agreement, dated as of June 28, 2007 (as so amended and restated, the “Credit Agreement”); and
          WHEREAS, the Borrower and the Lenders wish to amend the Credit Agreement as provided herein;
          NOW, THEREFORE, it is agreed:
I. Amendments to the Credit Agreement.
     1. Section 8.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (l) of said Section, (ii) deleting the period at the end of clause (m) of said Section and inserting the text “; and” in lieu thereof, and (iii) inserting the following new clause (n) immediately after clause (m) of said Section:
     “(n) the Borrower or any its Subsidiaries may dispose of real properties and related assets owned by it to any other Person (whether by donation, sale below Fair Market Value or otherwise), so long as (i) no Default or Event of Default then exists or would result therefrom and (ii) the aggregate Fair Market Value (determined at the time of the respective disposition) of all properties and related assets disposed of pursuant to this clause (n) does not exceed $15,000,000.”.
     2. Section 8.09(b) of the Credit Agreement is hereby amended by inserting the following text at the end of said Section:
“; provided, further, that (x) any cash acquired by R.J. Reynolds Tobacco C.V. pursuant to the Valuation Payment Settlement Agreement, dated February 20, 2008, between R.J. Reynolds Tobacco C.V. and Gallaher Limited, (y) any cash received by SFR Tobacco International GmbH in connection with the Swiss law demerger of R.J. Reynolds-Gallaher International Sarl, and (z) any cash acquired by R.J. Reynolds Tobacco B.V. representing the proceeds of intercompany loans made by R.J. Reynolds Tobacco C.V. and SFR Tobacco International GmbH with the cash described in preceding clause (x) or (y), as applicable, in each case together with investments thereof in Marketable Investments and related returns thereon, shall be excluded for purposes of determining compliance with clause (ii) of the immediately preceding proviso”.
     3. The definition of “Material Subsidiary” appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text “but excluding R.J. Reynolds Tobacco C.V., R.J. Reynolds Tobacco B.V. and SFR Tobacco International GmbH” immediately after the text “upon consummation of a Permitted Acquisition” appearing in said definition.
     4. The definition of “Material Subsidiary Threshold Event” appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text “(other than R.J. Reynolds Tobacco C.V., R.J. Reynolds Tobacco B.V. and SFR Tobacco International GmbH)” immediately after the text “book value of the assets of all Subsidiaries of the Borrower” appearing in said definition.
II. Miscellaneous Provisions.
          1.   In order to induce the Lenders to enter into this Amendment, the Borrower hereby (i) makes each of the representations, warranties and agreements contained in Section 6 of the Credit Agreement, and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the First Amendment Execution Date (as defined below) and the First Amendment Effective Date (as defined below), both before and after giving effect to this Amendment.
          2.   This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.
          3.   This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.
          4.   THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
          5.   From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.
          6. Upon the date (the “First Amendment Execution Date”) of the execution of a copy of this Amendment (whether the same or different copies) by the Borrower and the Lenders constituting Required Lenders under the Credit Agreement and the delivery (including by way of facsimile transmission) of the same to White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention: Aliza Feldman (Facsimile No.: (212) 354-8113), this Amendment shall be deemed to become effective on March 31, 2008 (such date of effectiveness as provided above, the “First Amendment Effective Date”).

          7. The Borrower hereby covenants and agrees that, so long as the First Amendment Execution Date occurs, it shall pay to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof prior to the Amendment Payment Date referred to below, a non-refundable cash fee (the “Amendment Fee”) in Dollars in an amount equal to 5 basis points (i.e., 0.05%) of the amount of the Revolving Loan Commitment of such Lender as in effect on the First Amendment Execution Date, which amounts shall be paid by the Borrower to the Administrative Agent for distribution to the relevant Lenders not later than the seventh Business Day following the First Amendment Execution Date (such date of payment, the “Amendment Payment Date”). The Amendment Fee shall be deemed to constitute a “Fee” for all purposes of the Credit Agreement and the other Credit Documents.
* * *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

REYNOLDS AMERICAN INC., as the Borrower
By:	/s/ Daniel Fawley
	Name:	Daniel Fawley
	Title:	SVP & Treasurer

LEAD AGENTS JPMORGAN CHASE BANK, Individually, as Administrative Agent
By:	/s/ Barbara R. Marks
	Name:	Barbara R. Marks
	Title:	Executive Director

CITIGROUP GLOBAL MARKETS INC., Individually, as Syndication Agent, as Joint Lead Arranger and as Joint Bookrunner
By:	/s/ Carolyn A. Kee
	Name:	Carolyn A. Kee
	Title:	Managing Director

MIZUHO CORPORATE BANK, LTD., Individually and as Documentation Agent
By:	/s/ James R. Fayen
	Name:	James R. Fayen
	Title:	Deputy General Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

CITIBANK, N.A.

By:	/s/ Karen A. Reid
	Name:	Karen A. Reid
	Title:	Vice President

NAME OF INSTITUTION: City National Bank of New Jersey
By:	/s/ Raul Oseguera
	Name:	Raul Oseguera
	Title:	Senior Vice President

NAME OF INSTITUTION: United FCS, PCA (f/k/a Farm Credit Services of Minnesota Valley, PCA) dba FCS Commercial Finance Group
By:	/s/ Daniel J. Best
	Name:	Daniel J. Best
	Title:	Asst. Vice President

NAME OF INSTITUTION: GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ Robert E. Kelly
	Name:	Robert E. Kelly
	Title:	Duly Authorized Signatory

NAME OF INSTITUTION: LEHMAN COMMERCIAL PAPER INC.
By:	/s/ Abuva Schwager
	Name:	Abuva Schwager
	Title:	Authorized Signatory

NAME OF INSTITUTION: AgFirst Farm Credit Bank
By:	/s/ Steven J. O’ Shea
	Name:	Steven J. O’Shea
	Title:	Vice President

NAME OF INSTITUTION: Farm Credit Bank of Texas
By:	/s/ Issac E. Bennett
	Name:	Issac E. Bennett
	Title:	Vice President

NAME OF INSTITUTION: GOLDMAN SACHS CREDIT PARTNERS, L.P.
By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory

NAME OF INSTITUTION: THE BANK OF NEW YORK
By:	/s/ Carl S. Tabacjar, Jr.
	Name:	Carl S. Tabacjar, Jr.
	Title:	Vice President

NAME OF INSTITUTION: The Bank of Nova Scotia
By:	/s/ Todd Meller
	Name:	Todd Meller
	Title:	Managing Director

NAME OF INSTITUTION: Wachovia Bank, National Association
By:	/s/ Denis Waltrich
	Name:	Denis Waltrich
	Title:	Vice President

NAME OF INSTITUTION: MORGAN STANLEY BANK
By:	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Authorized Signatory